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EXHIBIT 99.1

                      [SUTTON ROBINSON FREEMAN letterhead]




United States Securities and Exchange Commission
Washington, DC  20549



Dear Madam or Sir,


We have read the statements of Revolutions Medical Corporation contained in Item
4.02 of its Form 8-K/A filed on January 24, 2008. We agree with the statements made by Revolutions Medical Corporation.


/s/ Sutton Robinson Freeman & Co., P.C.

Sutton Robinson Freeman & Co., P.C.
Certified Public Accountants
Tulsa, Oklahoma
January 24, 2008